UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2012

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)    (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On September 7, 2012, India Globalization Capital, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders.  The following is a brief description of each matter voted upon, as well as the number of votes cast with respect to each matter.

Proposal 1
Election of Directors

The directors proposed by the Company for re-election were elected by the following votes to serve until the Company’s 2015 Annual Shareholders’ Meeting or until their successors have been elected and qualified.  The voting results were as follows:

Director’s Name	Votes For	Votes Withheld
Mr. Richard Prins	28,592,896	108,583
Dr. Ranga Krishna	28,592,896	108,583

Proposal 2
Ratification of Independent Registered Public Accounting Firm

Ratification of the appointment of Yoganandh & Ram as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.

Votes for	40,091,171
Votes against	366,072
Votes Withheld	207,186

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: September 10, 2012	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President